Offerings - Offering: 1	Sep. 23, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 48,750,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,732.38
Offering Note

Calculated solely for the purpose of determining the amount of the filing fee, based on the purchase of 650,000 shares of Common Stock, par value $.01 per share, at the tender offer price of $75.00 per share, upon the terms and subject to the conditions of the Offer to Purchase, dated September 22, 2026, and the related Letter of Transmittal. The amount of the filing fee, calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals $138.10 per $1,000,000 of the aggregate amount of the transaction valuation (or 0.01381% of the aggregate transaction valuation).